Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of USA Technologies, Inc., (the “Company”) on Form 10-Q for the period ended September 30, 2016 (the “Report”), I, Leland P. Maxwell, Interim Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2016	/s/ Leland P. Maxwell
Leland P. Maxwell
Interim Chief Financial Officer